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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 (File No. 333-5978) of our report dated December 18, 1996, on our audit of the balance sheet of Euramax International plc as of September 24, 1996. We also consent to the reference to our firm under the caption "Experts."



                                          COOPERS & LYBRAND L.L.P.



Atlanta, Georgia
February 4, 1997